SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K


                      CURRENT REPORT PURSUANT TO SECTION 13
                 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (date of earliest event reported): MARCH 8, 1999


                             Commission File Number
                                     0-16439



                      FAIR, ISAAC AND COMPANY, INCORPORATED
             (Exact name of registrant as specified in its charter)




           DELAWARE                                              94-1499887
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)


              120 North Redwood Drive, San Rafael, California 94903
             (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code: (415) 472-2211

ITEM 5. Other Events

     On March 8, 1999, the Registrant issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7. Financial Statements and Exhibits

             (c)  Exhibits

                 99.1      Press Release of the Registrant dated March 8, 1999





                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      FAIR, ISAAC AND COMPANY, INCORPORATED

DATE:   March 8, 1999



                                      By:       /s/ PETER L. McCORKELL
                                          --------------------------------------
                                                   Peter L. McCorkell
                                                Senior Vice President,
                                            Secretary and General Counsel

                                  Exhibit Index

                    To Fair, Isaac and Company, Incorporated
                     Report on Form 8-K dated March 8, 1999


                                                                    Sequentially
Exhibit No.       Exhibit                                          Numbered Page
-----------       -------                                          -------------

  99.1            Press Release dated March 8, 1999.                      4



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